UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2017

Integrity Capital Income Fund, Inc.
(Exact name of registrant as specified in charter)

Colorado	000-55277	46-4285184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13540 Meadowgrass Drive, Suite 100 Colorado Springs, Colorado	80921
(Address of principal executive offices)	(Zip code)

(719) 955-4801
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 20, 2017, the Board of Directors approved a change of the Company's fiscal year end from October 31 to December 31 in anticipation of qualifying as a Real Estate Investment Trust for the Company's fiscal year ending December 31, 2017.  The transition period from November 1, 2016 through December 31, 2016 will be reported on a Form 10-Q filed with the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTEGRITY CAPITAL INCOME FUND, INC.

Dated: April 5, 2017	/s/ Eric Davis
Eric Davis, President, Chief Investment Officer and Chief Compliance Officer